UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2007

LIBERATOR MEDICAL HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2979 SE Gran Park Way, Stuart, Florida	34997
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 287-2414

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Child, Van Wagoner & Bradshaw, PLLC, and Wieseneck, Andres & Company, P.A., have furnished the Company with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made in Item 4.01 of the Current Report on Form 8-K dated September 24, 2007. Copies of those letters are included as Exhibits 16.1 and 16.2 to this Amended Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Child, Van Wagoner & Bradshaw, PLLC, letter dated September 27, 2007, regarding the change in Registrant’s certified public accountant
16.2	Wieseneck, Andres & Company, P.A., letter dated September 28, 2007, regarding the change in Registrant’s certified public accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2007	/s/ Mark A. Libratore

Mark A. Libratore, President

EXHIBIT INDEX

16.1	Child, Van Wagoner & Bradshaw, PLLC, letter dated September 27, 2007, regarding the change in Registrant’s certified public accountant
16.2	Wieseneck, Andres & Company, P.A., letter dated September 28, 2007, regarding the change in Registrant’s certified public accountant.

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